Neuberger Berman Alternative and Multi-Asset Class Funds®

Supplement to the Summary Prospectuses and Prospectuses dated February 28, 2014

Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C, Institutional Class and Class R6

This supplement describes important changes affecting Neuberger Berman Absolute Return Multi-Manager Fund (the “Fund”). If you have any questions regarding these changes, please contact NB Management at 877-628-2583.

From on or about March 21, 2014, Turner Investments, L.P. will no longer act as a subadviser to the Fund and all references in the summary prospectuses and prospectuses to it are hereby deleted in their entirety as of that date.

The date of this supplement is March 12, 2014.

Please retain this supplement for future reference.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700
Institutional Services: 800.366.6264
Web site: www.nb.com